Exhibit 10.19.1

AMENDMENT TO
FOURTH AMENDED AND RESTATED
EMPLOYMENT AGREEMENT

This AMENDMENT TO FOURTH AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into as of March 17, 2014, by and between CVR ENERGY, INC., a Delaware corporation (the “Company”) and JOHN J. LIPINSKI (the “Executive”).

The Company and the Executive are parties to a Fourth Amended and Restated Employment Agreement dated as of December 19, 2013 (the “Employment Agreement”). The parties hereto desire to amend the Employment Agreement as provided herein.

1.Exclusivity. The last sentence of Section 1.3 of the Employment Agreement is hereby deleted in its entirety and replaced with the following:
“The provisions of this Section 1.3 shall not be construed to prevent Executive from: (i) investing Executive’s personal, private assets as a passive investor in such form or manner as will not require any active services on the part of Executive in the management or operation of the affairs of the companies, partnerships, or other business entities in which any such passive investments are made; (ii) serving on the board of directors of one or more companies, provided such service does not conflict with the Executive’s duties and obligations to the Company and such service is approved by the chairman of the Board of Directors of the Company; or (iii) serving on the board of directors for Thumbs Up Enterprises Limited and its affiliated companies.”
2.Ratify Agreement. Except as expressly amended hereby, the Agreement will remain unamended and in full force and effect in accordance with its terms. The amendments provided herein will be limited precisely as drafted and will not constitute an amendment of any other term, condition or provision of the Agreement.

3.Cross References. References in the Agreement to “Agreement”, “hereof”, “herein”, and words of similar import are deemed to be a reference to the Agreement as amended by this Amendment.

4.Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original and all of which constitute one agreement that is binding upon each of the parties, notwithstanding that all parties are not signatories to the same counterpart.

[signature page follows]

The parties have executed this Amendment as of the date first written above.

CVR ENERGY, INC.
By: /s/ Stanley A. Riemann	/s/ John J. Lipinski
Name: Stanley A. Riemann Title: Chief Operating Officer	John J. Lipinski

1